UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2012

BIOMIMETIC THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51934	62-1786244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

389 Nichol Mill Lane, Franklin, Tennessee 37067

(Address of Principal Executive Offices) (Zip Code)

(615) 844-1280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, BioMimetic Therapeutics, Inc. (“BioMimetic”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wright Medical Group, Inc. (“Wright”) and Wright’s wholly owned subsidiaries, Achilles Merger Subsidiary, Inc. (“Merger Sub”) and Achilles Acquisition Subsidiary, LLC (“Sister Subsidiary”). The Merger Agreement provides that, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into BioMimetic (the “Initial Merger”) followed by BioMimetic merging with and into Sister Subsidiary (together with the Initial Merger, the “Transaction”).

On December 20, 2012, BioMimetic and Wright entered into a retention agreement with Dr. Samuel E. Lynch, BioMimetic’s President and Chief Executive Officer. BioMimetic also entered into retention agreements with certain other executives, including Larry Bullock, BioMimetic’s Chief Financial Officer, on December 20, 2012, and Dr. Russ Pagano, BioMimetic’s Vice President, Clinical and Regulatory Affairs, on December 19, 2012. Below are brief summaries of the terms and conditions of the retention agreements of Dr. Lynch, Mr. Bullock and Dr. Pagano (which are qualified in their entirety by reference to the contracts filed herewith as Exhibits 10.1 through 10.3, respectively, and incorporated herein by reference).

Pursuant to his retention agreement, Dr. Lynch is entitled to certain payments and benefits. On the effective date of the retention agreement, Dr. Lynch was entitled to the following:

•

$1,250,000 special bonus for work related to the U.S. Food and Drug Administration (the “FDA”) review process of the Augment® Bone Graft pre-market approval application, subject to Dr. Lynch signing and not revoking a release of claims with BioMimetic and Wright, payable in a single lump sum upon the date the release is effective and irrevocable;

•

$160,275 payment for a portion of his accrued but unused vacation, subject to Dr. Lynch signing and not revoking a release of claims with BioMimetic and Wright, payable in a single lump sum upon the date the release is effective and irrevocable; and

•	$261,632 bonus for calendar year 2012, based on 80% of the target bonus opportunity, paid within 10 calendar days following the effective date of the retention agreement.

Subject to the closing of the Transaction and Dr. Lynch signing and not revoking a supplemental release of claims with BioMimetic and Wright, if Dr. Lynch has remained continuously employed by BioMimetic through the earlier of the 30th day following the date that the FDA approves the Augment® Bone Graft pre-market approval application or the first anniversary of the closing date of the Transaction (the “Closing Date”) and terminates his employment with BioMimetic thereafter, or if he is terminated without “cause,” terminated due to death or disability or resigns for “good reason” prior to that date, Dr. Lynch will be entitled to the following:

•	$1,121,280 transaction bonus payment, paid on the 31st day following the date Dr. Lynch’s employment with BioMimetic terminates; and

•

$647,520 non-compete payment, subject to Dr. Lynch’s continued compliance for a period of 12 months following the termination of his employment with his agreement not to engage in certain activities in competition with the business of BioMimetic and not to solicit any of BioMimetic’s customers or employees (as set forth in Dr. Lynch’s employment agreement with BioMimetic), paid on the 31st day following the date Dr. Lynch’s employment with BioMimetic terminates.

Pursuant to the terms of Dr. Lynch’s retention agreement and subject to the closing of the Transaction, Dr. Lynch has agreed to waive his right to severance payments and benefits pursuant to his employment agreement with BioMimetic, dated July 17, 2009, as amended. Subject to Dr. Lynch signing and not revoking a supplemental release of claims with BioMimetic and Wright, Dr. Lynch will also be entitled to reimbursement for reasonable expenditures for tax and financial advisory services up to a maximum of $5,000 in the aggregate for a period of 12 months following the date his employment with BioMimetic terminates and reimbursement for premiums for himself and his eligible dependents to continue coverage pursuant to COBRA for a maximum period of 18 months following the date his employment with BioMimetic terminates.

Each of Mr. Bullock and Dr. Pagano has also entered into a retention agreement with BioMimetic. Pursuant to Mr. Bullock’s retention agreement, he is entitled to payment of his 2012 calendar year bonus of $46,510 no later than December 31, 2012; a transition assistance award of $40,000, if he remains continuously employed by BioMimetic through the Closing Date, paid in a single lump sum within 10 business days following such date; and four additional months of salary continuation payments added to the severance to which Mr. Bullock is otherwise entitled under his employment agreement with BioMimetic, provided that Mr. Bullock remains continuously employed by BioMimetic through the two-month anniversary of the Closing Date.

Pursuant to Dr. Pagano’s retention agreement, he is entitled to payment of his 2012 calendar year bonus of $35,129 no later than December 31, 2012; a retention payment of $82,500, payable in a single lump sum within 10 business days following the Closing Date, provided Dr. Pagano remains continuously employed by BioMimetic through the Closing Date, $52,000 of such retention payment being subject to repayment in the event Dr. Pagano voluntarily resigns prior to the first anniversary of the Closing Date; and an additional retention payment of $184,000 if Dr. Pagano remains continuously employed by BioMimetic through the first anniversary of the Closing Date, paid within 10 business days following such anniversary.

Item 8.01 Other Events.

See Item 5.02 above.

Important Additional Information Regarding the Transaction

In connection with the proposed transaction, Wright filed a registration statement on Form S-4 (the “Form S-4”) with the Securities and Exchange Commission (“SEC”) on

December 20, 2012, but such registration statement has not been declared effective by the SEC. BioMimetic will be mailing a proxy statement/prospectus for its stockholders and each will be filing other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, BIOMIMETIC STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND BIOMIMETIC. Investors and stockholders may obtain copies of the proxy statement and other relevant documents filed with the SEC by BioMimetic free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain copies of the proxy statement and other relevant documents filed with the SEC by BioMimetic (when they are available) by going to BioMimetic’s Investor Relations page on its corporate website at www.biomimetics.com.

BioMimetic, Wright and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding BioMimetic’s executive officers and directors, and their beneficial ownership of BioMimetic’s common stock as of April 12, 2012 is available in BioMimetic’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 27, 2012. Information regarding Parent’s executive officers and directors is available in Parent’s proxy statement for its 2012 annual meeting of stockholders and its current reports on Form 8-K, which were filed with the SEC on March 27, 2012, August 3, 2012 and November 6, 2012, respectively. Other information regarding the interests of such potential participants in the proxy solicitation are included in the Form S-4 and will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Retention Agreement, dated as of December 20, 2012, by and between BioMimetic Therapeutics, Inc., Wright Medical Group, Inc. and Dr. Samuel E. Lynch.

10.2	Retention Agreement, dated as of December 20, 2012, by and between BioMimetic Therapeutics, Inc. and Larry Bullock.

10.3	Retention Agreement, dated as of December 19, 2012, by and between BioMimetic Therapeutics, Inc. and Russ Pagano.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By:	/s/ Samuel E. Lynch
Name:	Samuel E. Lynch
Title:	President and Chief Executive Officer

Date: December 21, 2012